UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - MARCH 3, 2004
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.

             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789



                Delaware                                13-3995059
-----------------------------------------  -------------------------------------
        (State of Incorporation)            (I.R.S. Employer Identification No.)

       11501 Northeast Expressway
        Oklahoma City, Oklahoma                            73131
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(Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, Including Area Code: (405) 475-2500

Item 7.    Financial Statements and Exhibits.
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(c) Exhibits.

           99.1      Press Release of Six Flags, Inc., dated March 3, 2004.

Item 12.   Results of Operations and Financial Condition.
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           This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

           On March 3, 2004, a news release was issued on the subject of full year 2003 consolidated earnings by Six Flags, Inc. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Six Flags' Annual Report on Form 10-K. A copy of the press release relating to such announcement, dated March 3, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SIX FLAGS, INC.



                                                By:   /s/ James M. Coughlin
                                                     ---------------------------
                                                     Name:  James M. Coughlin
                                                     Title: Vice President,
                                                            General Counsel and
                                                            Assistant Secretary

Date:  March 3, 2004

                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

99.1                      Press Release, dated March 3, 2004.